Exhibit 10.1
Second Amendment
To
Patent Purchase Agreement
     This Second Amendment (“Amendment”) is entered into as of March 18, 2009, (“Effective Date”) by and between Aprolase Development Co., LLC, a Delaware limited liability company, with an address at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Purchaser”) and Irvine Sensors Corporation, a Delaware corporation, with an office at 3001 Redhill Ave., Bldg. 4, Suite 108, Costa Mesa, CA 92672 (“Seller”). The parties hereby agree as follows:
1. Background
1.1 Seller and Purchaser entered into a Patent Purchase Agreement effective as of December 11, 2008 (the “Agreement”).
1.2. Seller and Purchaser desire to amend the Agreement pursuant the terms and conditions of this Amendment.
2. Terms Used in This Amendment
Capitalized terms used in this Amendment shall have the same meanings set forth in the Agreement, unless stated otherwise herein.
3. Amendments to Agreement
3.1 Section 3.4 is deleted in its entirety and replaced with the following:
“3.4 Payment.
(a) Purchase Price. At Closing, Purchaser will pay to Seller the amount of Eight Million Five Hundred Thousand U.S. Dollars (US $8,500,000), which payment shall be made as set forth below. Purchaser may record the Executed Assignments with the applicable patent offices only on or after Closing:
(i) Two Million Eight Hundred Thousand U.S. Dollars (US $2,800,000) to the following:
Citibank, N.A.
1155 6th Avenue
New York, NY 10036
ABA Number: ***
For Credit to: ***
Account Number: ***
(ii) One Million Forty Thousand U.S. Dollars (US $1,040,000) to the following:

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

U.S. Bank, NA
ABA: ***
FBO: U.S. Bank Trust NA
Acct: ***
FFC: ***
(iii) Four Million Sixty Hundred Sixty Thousand U.S. Dollars ($4,660,000) to the following:
Bank name: U.S. Bank
Bank Address: 4100 Newport Place, Newport Beach, CA 92660
Account Name: ***
Checking account number: ***
ABA routing number: ***
Swift Number: ***
Bank contact person: ***
Bank phone number: 949 863-2462
Bank Fax: 949 863-2336”
(b) Post-Closing Payment. To the extent Seller has fully satisfied the conditions to all of the “Post-Closing Payment” (as defined below) within the thirty (30) day period immediately following Closing (the “Post-Closing Payment Period”), Seller will provide Purchase with one written notice (the “Post-Closing Notice”) setting forth such satisfaction, accompanied by any documentation to be delivered to Purchaser pursuant to this subparagraph 3.4(b). The Post-Closing Notice must be received by Purchaser within the thirty (30) day period immediately following Closing. If Purchaser is satisfied that the Post-Closing Notice will fulfill the Post- Closing Payment conditions set forth below, Purchase will pay to Seller by wire transfer the Post-Closing Payment within ten (10) days of receipt of Post-Closing Notice. The amount of the Post-Closing Payment to be paid to Seller under this Agreement will be One Million U.S. Dollars ($1,000,000). If Seller has not, prior to the end of the Post-Closing Payment Period, fully satisfied all of the conditions to payment of the Post-Closing Payment as further set forth in paragraphs 3.4(b)(i) through (ii), Seller will have no right to receive, and Purchaser will have no obligations to pay any portion of the Post-Closing Payment. For purposes of the limitation of liability of each party as set forth in paragraph 8.1, the “purchase price” will equal the total of the amount set forth in paragraph 3.4(a) together with the amount of Post-Closing Payments (if any) paid to Seller. The “Post-Closing Payment” and the corresponding conditions to Purchaser’s obligation to make such Post-Closing Payments are as following:
(i) Seller confirms that it has not received any correspondence from *** or from *** pursuant to the termination letter dated ***, such that the License Agreement between *** and Irvine Sensors Corporation *** is terminated.

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

(ii) Seller shall use best efforts to obtain from *** proper agreements from *** and ***, and ***, in a form acceptable to Purchaser, either terminating the sublicense agreements or amending each sublicenses so that it is non-exclusive, nonsublicensable and nontransferable. The obligations set forth in this subsection (ii) shall continue until such time as the sublicense agreements are terminated or amended as set forth therein. Purchaser payment of the Post-Closing Payment shall not relieve Seller of these obligations.
3.2 The references to “paragraph 3.4” in paragraphs 3.2 and 3.3 will be deleted and replaced with references to “paragraph 3.4(a)”.
3.3 The following is added as new Section 5.1(d):
“(d) Seller covenants that pursuant to the License Agreement entered into on *** between *** and Seller, that Seller shall not agree to nor shall provide any approval, written or otherwise which would authorize or allow *** to grant any sublicenses under paragraph 7 of the License Agreement. Seller further covenants that Seller shall not agree to nor shall provide any approval, written or otherwise which would authorize or allow *** to assign the License Agreement or any of the rights, benefits or obligations thereunder under Paragraph 16 of the License Agreement.”
3.4 Exhibits A, B, and C are deleted in their entirety and replaced with the attached Exhibits A, B, and C.
3.5 Exhibit G is deleted in its entirety and replaced with the attached Exhibit G.
4. No Other Changes
This Amendment amends and supersedes the Agreement and all prior amendments with respect to the subject matter of this Amendment, and supersedes all prior and contemporaneous negotiations and other writings with respect to such matters. In the event that a conflict arises between this Amendment and the Agreement or a prior amendment, this Amendment shall control. Except for the changes made herein, the terms and conditions of the Agreement and its Exhibits shall remain unchanged and in full force and effect.
5. Governing Law
This Amendment will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary.
6. Counterparts; Electronic Signature

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Amendment bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Amendment, the parties acknowledge that a Transmitted Copy of this version will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.
In witness whereof, intending to be legally bound, the parties have executed this Amendment as of the Effective Date.

SELLER:		PURCHASER:

IRVINE SENSORS CORPORATION		APROLASE DEVELOPMENT CO., LLC

By:	/s/ John J. Stuart, Jr.	By:	/s/ Melissa Coleman
	Name: John J. Stuart, Jr.		Name: Melissa Coleman
	Title: Sr. VP & Chief Financial Officer		Title: Authorized Person

Exhibit A, revised
PATENTS TO BE ASSIGNED

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
5,235,672 (07/651,477)	US	8/10/1993 (2/6/1991)	Hardware for electronic neural network Carson, John C.

6,389,404 (09/223,476)	US	5/14/2002 (12/30/1998)	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

6,650,704 (09/427,384)	US	11/18/2003 (10/25/1999)	Method of producing a high quality, high resolution image from a sequence of low quality, low resolution images that are undersampled and subject to jitter

Carlson, Randolph S.; Arnold, Jack L.; Feldmus, Valentine G.

6,829,237 (09/973,857)	US	12/7/2004 (10/9/2001)	High speed multi-stage switching network formed from stacked switching layers Carson, John C.; Ozguz, Volkan H.

7,082,591 (10/346,363)	US	7/25/2006 (1/17/2003)	Method for effectively embedding various integrated circuits within field programmable gate arrays Carlson, Randolph S.

6,856,167 (10/347,038)	US	2/15/2005 (1/17/2003)	Field programmable gate array with a variably wide word width memory Ozguz, Volkan H.; Carlson, Randolph S.; Gann, Keith D.; Leon, John P.

7,265,579 (11/037,490)	US	9/4/2007 (1/18/2005)	Field programmable gate array incorporating dedicated memory stacks Carlson, Randolph Stuart; Ozguz, Volkan; Gann, Keith D.; Leon, John P.

5,508,836 (08/305,066)	US	4/16/1996 (9/13/1994)	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
5,635,705 (08/526,415)	US	6/3/1997 (9/11/1995)	Sensing and selecting observed events for signal processing Saunders, Christ H.

6,195,268 (09/031,435)	US	2/27/2001 (2/26/1998)	Stacking layers containing enclosed IC chips Eide, Floyd K.

5,045,685 (07/534,969)	US	9/3/1991 (6/6/1990)	Analog to digital conversion on multiple channel IC chips Wall, Llewellyn E.

5,104,820 (07/720,025)	US	4/14/1992 (6/24/1991)	Method of fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

5,279,991 (07/996,794)	US	1/18/1994 (12/24/1992)	Method for fabricating stacks of IC chips by segmenting a larger stack Minahan, Joseph A.; Pepe, Angel A.

5,432,318 (08/178,923)	US	7/11/1995 (1/7/1994)	Apparatus for segmenting stacked IC chips Minahan, Joseph A.

5,304,790 (07/956,914)	US	4/19/1994 (10/5/1992)	Apparatus and system for controllably varying image resolution to reduce data output Arnold, Jack

5,347,428 (07/985,837)	US	9/13/1994 (12/3/1992)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

5,406,701 (08/120,675)	US	4/18/1995 (9/13/1993)	Fabrication of dense parallel solder bump connections Pepe, Angel A.; Reinker, David M.; Minahan, Joseph A.

5,424,920 (08/232,739)	US	6/13/1995 (4/25/1994)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
5,432,729 (08/255,465)	US	7/11/1995 (6/8/1994)	Electronic module comprising a stack of IC chips each interacting with an IC chip secured to the stack Carson, John C.; Some, Raphael R.

5,581,498 (08/326,645)	US	12/3/1996 (10/20/1994)	Stack of IC chips in lieu of single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

5,688,721 (08/62,2671)	US	11/18/1997 (3/26/1996)	3D stack of IC chips having leads reached by vias through passivation covering access plane Johnson, Tony K.

5,953,588 (08/777,747)	US	9/14/1999 (12/21/1996)	Stackable layers containing encapsulated IC chips Camien, Andrew N; Yamaguchi, James S.

6,072,234 (09/316,740)	US	6/6/2000 (5/21/1999)	Stack of equal layer neo-chips containing encapsulated IC chips of different sizes Camien, Andrew N.; Yamaguchi, James S.

5,955,668 (09/166,458)	US	9/21/1999 (10/5/1998)	Multi-element micro gyro Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

6,089,089 (09/301,847)	US	7/18/2000 (4/29/1999)	Multi-element micro gyro Hsu, Ying W.

6,578,420 (09/604,782)	US	6/17/2003 (6/26/2000)	Multi-axis micro gyro structure Hsu, Ying Wen

6,014,316 (09/095,416)	US	1/11/2000 (6/10/1998)	IC stack utilizing BGA contacts Eide, Floyd K.

6,028,352 (09/095,415)	US	2/22/2000 (6/10/1998)	IC stack utilizing secondary lead frames Eide, Floyd K.

6,117,704 (09/282,704)	US	9/12/2000 (3/31/1999)	Stackable layers containing encapsulated chips Yamaguchi, James S.; Ozguz, Volkan H.; Camien, Andrew N.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
6,476,392 (09/853,819)	US	11/5/2002 (5/11/2001)	Method and apparatus for temperature compensation of an uncooled focal plane array Kaufman, Charles S.; Carson, Randolph S.; Hornback, William B.

6,891,160 (10/281,393)	US	5/10/2005 (10/25/2002)	Method and apparatus for temperature compensation of an uncooled focal plane array Kaufman, Charles S.; Carson, Randolph S.; Hornback, William B.

7,235,785 (11/048,634)	US	6/26/2007 (1/31/2005)	Imaging device with multiple fields of view incorporating memory-based temperature compensation of an uncooled focal plane array Hornback, Bert; Harwood, Doug; Boyd, W. Eric; Carlson, Randy

6,596,997 (09/921,525)	US	7/22/2003 (8/3/2001)	Retro-reflector warm stop for uncooled thermal imaging cameras and method of using the same Kaufman, Charles S.

6,706,971 (10/142,557)	US	3/16/2004 (5/10/2002)	Stackable microcircuit layer formed from a plastic encapsulated microcircuit Albert, Douglas M.; Gann, Keith D.

7,174,627 (10/338,974)	US	2/13/2007 (1/9/2003)	Method of fabricating known good dies from packaged integrated circuits Gann, Keith D.

6,560,109 (09/949,024)	US	5/6/2003 (9/7/2001)	Stack of multilayer modules with heat-focusing metal layer Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,717,061 (09/949,512)	US	4/6/2004 (9/7/2001)	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
6,734,370 (09/948,950)	US	5/11/2004 (9/7/2001)	Multilayer modules with flexible substrates Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

7,127,807 (10/431,914)	US	10/31/2006 (5/7/2003)	Process of manufacturing multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,797,537 (09/938,686)	US	9/28/2004 (10/30/2001)	Method of making stackable layers containing encapsulated integrated circuit chips with one or more overlaying interconnect layers Pepe, Angel Antonio; Yamaguchi, James Satsuo

6,784,547 (10/302,680)	US	8/31/2004 (11/21/2002)	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers Pepe, Angel Antonio; Yamaguchi, James Satsuo

7,239,012 (10/951,990)	US	7/3/2007 (9/28/2004)	Three-dimensional module comprised of layers containing IC chips with overlying interconnect layers Pepe, Angel; Yamaguchi, James

6,806,559 (10/128,728)	US	10/19/2004 (4/22/2002)	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

6,912,862 (10/615,641)	US	7/5/2005 (7/8/2003)	Cryopump piston position tracking Sapir, Itzhak

6,967,411 (10/360,244)	US	11/22/2005 (2/7/2003)	Stackable layers containing ball grid array packages Eide, Floyd K.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
7,242,082 (11/229,351)	US	6/10/2007 (9/15/2005)	Stackable layer containing ball grid array package Eide, Floyd

6,993,835 (10/726,888)	US	2/7/2006 (12/4/2003)	Method for electrical interconnection of angularly disposed conductive patterns Albert, Douglas Marice

6,998,328 (10/701,783)	US	2/14/2006 (11/5/2003)	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

7,417,323 (10/703,177)	US	(11/6/2003)	Neo-wafer device and method Sambo S. He

7,198,965 (11/354,370)	US	4/3/2007 (2/14/2006)	Method for making a neo-layer comprising embedded discrete components He, Sambo

7,180,579 (10/806,037)	US	2/20/2007 (3/22/2004)	Three-dimensional imaging processing module incorporating stacked layers containing microelectronic circuits Ludwig, David E.; Kennedy, John V.; Kleinhans, William; Liu, Tina; Krutzik, Christian

7,436,494 (11/706,724)	US	10/14/2008 (2/15/2007)	Three-dimensional LADAR module with alignment reference insert circuitry Ludwig, David E.; Kennedy, John V.; Kleinhans, William; Liu, Tina; Krutzik, Christian

7,335,576 (11/197,828)	US	2/26/2008 (8/5/2005)	Method for precision integrated circuit die singulation using differential etch rates David, Ludwig; Yamaguchi, James; Clark, Stuart; Boyd, W. Eric

7,380,459 (11/654,292)	US	6/3/2008 (1/16/2007)	Absolute pressure sensor Sapir, Itzhak

10/968,572	US	10/19/2004	Vertically stacked pre-packaged integrated circuit chips Keith Gann; Douglas N. Albert

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
7,440,449 (10/960,712)	US	10/6/2004	High speed switching module comprised of stacked layers incorporating T-connect structures John C. Carson; Volkan H. Orguz

11/977,447	US	10/24/2007	Wire bond method for angularly disposed conductive pads and a device made from the method Randy Wayne Bindrup

11/897,938	US	08/31/2007	Field programmable gate array utilizing dedicated memory stacks in a vertical layer format Ozguz, Volkan; Carlson, Randolph Stuart; Gann, Keith D.; Leon, John P.; Boyd, W Eric

11/825,643	US	7/7/2007	Ball grid array package format layers and structure Keith Gann; W Eric Boyd

11/807,671	US	5/30/2007	Large Format Thermoelectic Infrared Detector and a Method of Fabrication Ying Hsu

11/731,154	US	3/31/2007	Ball Grid Array Stack Frank Mantz

11/524,090	US	9/20/2006	Stackable tier structure comprising high density feedthrough Volkan Ozguz; Jonathan Stern

11/511,117	US	8/26/2006	MEMS cooling device Itzhak Sapir

11/499,403	US	8/4/2006	High density interconnect assembly comprising stacked electronic module John V. Kennedy

11/441,908	US	5/26/2006	Stackable tier structure comprising prefabricated high density feedthrough Volkan Ozguz; Jonathan Stern

11/429,468	US	5/5/2006	Global positioning using planetary constants Sapir Itzhak

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
11/415,891	US	5/1/2006	Low power electronic circuit incorporating real time clock Gary Gottlieb

11/350,974	US	2/8/2006	Stacked ball grid array package module utilizing one or more interposer layers William E. Boyd; Daniel Michaels

11/301,645	US	12/12/2005	Cornerbond assembly comprising three-dimensional electronic modules Albert Douglas

11/259,683	US	10/25/2005	Stacked microelectronic layer and module with three-axis channel T-connects Keith D. Gann; W. Eric Boyd

11/248,659	US	10/11/2005	Anti-tamper module Volkan H. Ozguz; John Leon

10/178,390	US	6/24/2002	Video event capture, storage and processing method and apparatus Randolph S. Carlson

60/993,689	US		Chip scale vacuum pump Itzhak Sapir

11/150,712	US	6/10/2005	Stackable semiconductor chip layer comprising prefabricated trench interconnect vias W. Eric Boyd; Angel Pepe; James Yamaguchi; Volkan Ozguz; Andrew Camien; Douglas Albert

11/062,507	US	2/22/2005	BGA-scale stacks comprised of layers containing integrated circuit die and a method for making the same Gann Keith; William E. Boyd

12/008,253	US	1/8/2008	Microcombustion power system Ying Hsu

61/007,497	US	12/12/2007	Forced vibration piezo generator Itzhak Sapir

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
SE0570479 (SE92905662.0)	SE	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

NL0570479 (NL92905662.0)	NL	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

JP2005-507894	JP	1/16/2006	Stackable layers containing ball grid array packages Inventorship not available

JP2006-286556	JP	10/20/2006	Stackable tier structure comprising high density feedthrough Volkan Ozguz; Jonathan Stern

JP2000-591490	JP	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

JP3308265 (JP12-554175)	JP	6/10/1999	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

JP3511008 (JP12-553982)	JP	6/10/1999	IC stack utilizing secondary leadframes Eide, Floyd K.

JP3544974 (JP06-0502691)	JP	5/5/1993	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

GB0570479 (GB92905662.0)	GB	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

GB1097467 (GB9992850.2)	GB	11/2/2006 (6/10/1993)	IC stack utilizing secondary leadframes Eide, Floyd K.

GB1596433 (GB04394026.1)	GB	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
GB0596075 (GB93911250.4)	GB	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

GB0683968 (GB94903352.6)	GB	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

GB0695494 (GB94915397.7)	GB	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

GB0713609 (GB94925876.8)	GB	5/7/2003 (8/12/1994)	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

GB067087 (GB94909418.9)	GB	(12/16/1993)	Fabricating stacks of IC chips by segmenting a larger stack MINIHAN JOSEPH A; PEPE ANGEL A

FR1097467 (FR99928570.2)	FR	11/2/2006 (6/10/1993)	IC stack utilizing secondary leadframes Eide, Floyd K.

FR1596433 (FR04394026.1)	FR	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

FR0596075 (FR93911250.4)	FR	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

FR0683968 (FR94903352.6)	FR	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

FR0695494 (FR94915397.7)	FR	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
FR0713609 (FR94925876.8)	FR	5/7/2003 (8/12/1994)	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

EP02705988.0	EP	1/25/2002	A stackable microcircuit layer formed from a plastic encapsulated microcircuit and method of making the same Albert, Douglas M.; Gann, Keith D.

EP06255467.0	EP	10/24/2006	Stackable tier structure comprising high density feedthrough Volkan Ozguz; Jonathan Stern

EP99967712.3	EP	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

EP99928570.2	EP	6/10/1993	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

EP02805694.3	EP	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

EP02789292.6	EP	10/25/2002	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers and a method of making the same Pepe, Angel Antonio; Yamaguchi, James Satsuo

EP02798173.7	EP	9/9/2002	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
EP95935157.8	EP	9/27/1995	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

EP03721978.9	EP	4/22/2003	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

DE69232116 (DE69232116)	DE	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

DE69330630 (DE69330630)	DE	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

DE69426695 (DE6942669.5)	DE	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

DE602004011025 (DE602004011025)	DE	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

PCT/US06/039915	WO	8/26/2006	MEMS cooling device Itzhak Sapir

4,814,629 (07/107352)	US	3/21/1989 (10/13/1987)	Pixel displacement by series-parallel analog switching Arnold, Jack L.

11/825,643	US	7/7/2007	Ball grid array package format layers and structure Keith Gann

EP06738029.5	EP	3/10/2006	Method for making a neo-layer comprising embedded discrete components Sambo S. He

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
JP2000-519921	JP	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same Inventorship not available

JP2004-72804	JP	3/15/2004	Stackable layer, mini stack, and laminated electronic module Volkan Ozguz

EP06735419.1	EP	2/14/2006	Stacked ball grid array package module utilizing one or more interposer layers William E. Boyd

5,635,010	US	4/14/1995	Dry adhesive joining of layers of electronic devices Angel A. Pepe

6,731,121	US	10/16/2000	Highly configurable capacitive transducer interface circuit Christ Ying Hsu

6,513,380	US	6/19/2001	Mems sensor with single central anchor and motion-limiting connection geometry John William Reeds III

6,715,352	US	6/26/2001	Method of designing a flexure system for tuning the modal response of a decoupled micromachined gyroscope and a gyroscoped designed according to the method Michael J. Tracy

6,370,937	US	3/19/2001	Method of canceling quadrature error in an angular rate sensor Ying Wen Hsu

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
JP2664754	JP	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

JP2001-533437	JP	10/16/2000	Highly configurable capacitive transducer interface circuit Christ Ying Hsu

EP02744453.8	EP	6/18/2002	Mems sensor with single central anchor and motion-limiting connection geometry John William Reeds III

EP02746710.9	EP	6/18/2002	Method of designing a flexure system for tuning the modal response of a decoupled micromachined gyroscope and a gyroscoped designed according to the method Michael J. Tracy

JP2002-562134	JP	1/25/2002	A stackable microcircuit layer formed from a plastic encapsulated microcircuit and method of making the same

12/287,691	US	10/10/2008	Three dimensional LADAR module with alignment reference insert circuitry comprising high density interconnect structure John Kennedy; David Ludwig; Christian Krutzik

EP03818224.2	EP	8/8/2003	Stackable layers containing ball grid array packages Eide, Floyd K.

Exhibit B, revised
ASSIGNMENT OF PATENT RIGHTS
     For good and valuable consideration, the receipt of which is hereby acknowledged, Irvine Sensors Corporation, a Delaware corporation, with an office at 3001 Redhill Ave., Bldg. 4, Suite 108, Costa Mesa, CA 92672 (“Assignor”), does hereby sell, assign, transfer, and convey unto Aprolase Development Co., LLC, a Delaware limited liability company, having an address at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):
     (a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
5,235,672 (07/651,477)	US	8/10/1993 (2/6/1991)	Hardware for electronic neural network Carson, John C.

6,389,404 (09/223,476)	US	5/14/2002 (12/30/1998)	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

6,650,704 (09/427,384)	US	11/18/2003 (10/25/1999)	Method of producing a high quality, high resolution image from a sequence of low quality, low resolution images that are undersampled and subject to jitter

Carlson, Randolph S.; Arnold, Jack L.; Feldmus, Valentine G.

6,829,237 (09/973,857)	US	12/7/2004 (10/9/2001)	High speed multi-stage switching network formed from stacked switching layers Carson, John C.; Ozguz, Volkan H.

7,082,591 (10/346,363)	US	7/25/2006 (1/17/2003)	Method for effectively embedding various integrated circuits within field programmable gate arrays Carlson, Randolph S.

6,856,167 (10/347,038)	US	2/15/2005 (1/17/2003)	Field programmable gate array with a variably wide word width memory Ozguz, Volkan H.; Carlson, Randolph S.; Gann, Keith D.; Leon, John P.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
7,265,579 (11/037,490)	US	9/4/2007 (1/18/2005)	Field programmable gate array incorporating dedicated memory stacks Carlson, Randolph Stuart; Ozguz, Volkan; Gann, Keith D.; Leon, John P.

5,508,836 (08/305,066)	US	4/16/1996 (9/13/1994)	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

5,635,705 (08/526,415)	US	6/3/1997 (9/11/1995)	Sensing and selecting observed events for signal processing Saunders, Christ H.

6,195,268 (09/031,435)	US	2/27/2001 (2/26/1998)	Stacking layers containing enclosed IC chips Eide, Floyd K.

5,045,685 (07/534,969)	US	9/3/1991 (6/6/1990)	Analog to digital conversion on multiple channel IC chips Wall, Llewellyn E.

5,104,820 (07/720,025)	US	4/14/1992 (6/24/1991)	Method of fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

5,279,991 (07/996,794)	US	1/18/1994 (12/24/1992)	Method for fabricating stacks of IC chips by segmenting a larger stack Minahan, Joseph A.; Pepe, Angel A.

5,432,318 (08/178,923)	US	7/11/1995 (1/7/1994)	Apparatus for segmenting stacked IC chips Minahan, Joseph A.

5,304,790 (07/956,914)	US	4/19/1994 (10/5/1992)	Apparatus and system for controllably varying image resolution to reduce data output Arnold, Jack

5,347,428 (07/985,837)	US	9/13/1994 (12/3/1992)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
5,406,701 (08/120,675)	US	4/18/1995 (9/13/1993)	Fabrication of dense parallel solder bump connections Pepe, Angel A.; Reinker, David M.; Minahan, Joseph A.

5,424,920 (08/232,739)	US	6/13/1995 (4/25/1994)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

5,432,729 (08/255,465)	US	7/11/1995 (6/8/1994)	Electronic module comprising a stack of IC chips each interacting with an IC chip secured to the stack Carson, John C.; Some, Raphael R.

5,581,498 (08/326,645)	US	12/3/1996 (10/20/1994)	Stack of IC chips in lieu of single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

5,688,721 (08/62,2671)	US	11/18/1997 (3/26/1996)	3D stack of IC chips having leads reached by vias through passivation covering access plane Johnson, Tony K.

5,953,588 (08/777,747)	US	9/14/1999 (12/21/1996)	Stackable layers containing encapsulated IC chips Camien, Andrew N; Yamaguchi, James S.

6,072,234 (09/316,740)	US	6/6/2000 (5/21/1999)	Stack of equal layer neo-chips containing encapsulated IC chips of different sizes Camien, Andrew N.; Yamaguchi, James S.

5,955,668 (09/166,458)	US	9/21/1999 (10/5/1998)	Multi-element micro gyro Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

6,089,089 (09/301,847)	US	7/18/2000 (4/29/1999)	Multi-element micro gyro Hsu, Ying W.

6,578,420 (09/604,782)	US	6/17/2003 (6/26/2000)	Multi-axis micro gyro structure Hsu, Ying Wen

6,014,316 (09/095,416)	US	1/11/2000 (6/10/1998)	IC stack utilizing BGA contacts Eide, Floyd K.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
6,028,352 (09/095,415)	US	2/22/2000 (6/10/1998)	IC stack utilizing secondary lead frames Eide, Floyd K.

6,117,704 (09/282,704)	US	9/12/2000 (3/31/1999)	Stackable layers containing encapsulated chips Yamaguchi, James S.; Ozguz, Volkan H.; Camien, Andrew N.

6,476,392 (09/853,819)	US	11/5/2002 (5/11/2001)	Method and apparatus for temperature compensation of an uncooled focal plane array Kaufman, Charles S.; Carson, Randolph S.; Hornback, William B.

6,891,160 (10/281,393)	US	5/10/2005 (10/25/2002)	Method and apparatus for temperature compensation of an uncooled focal plane array Kaufman, Charles S.; Carson, Randolph S.; Hornback, William B.

7,235,785 (11/048,634)	US	6/26/2007 (1/31/2005)	Imaging device with multiple fields of view incorporating memory-based temperature compensation of an uncooled focal plane array Hornback, Bert; Harwood, Doug; Boyd, W. Eric; Carlson, Randy

6,596,997 (09/921,525)	US	7/22/2003 (8/3/2001)	Retro-reflector warm stop for uncooled thermal imaging cameras and method of using the same Kaufman, Charles S.

6,706,971 (10/142,557)	US	3/16/2004 (5/10/2002)	Stackable microcircuit layer formed from a plastic encapsulated microcircuit Albert, Douglas M.; Gann, Keith D.

7,174,627 (10/338,974)	US	2/13/2007 (1/9/2003)	Method of fabricating known good dies from packaged integrated circuits Gann, Keith D.

6,560,109 (09/949,024)	US	5/6/2003 (9/7/2001)	Stack of multilayer modules with heat-focusing metal layer Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
6,717,061 (09/949,512)	US	4/6/2004 (9/7/2001)	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,734,370 (09/948,950)	US	5/11/2004 (9/7/2001)	Multilayer modules with flexible substrates Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

7,127,807 (10/431,914)	US	10/31/2006 (5/7/2003)	Process of manufacturing multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

6,797,537 (09/938,686)	US	9/28/2004 (10/30/2001)	Method of making stackable layers containing encapsulated integrated circuit chips with one or more overlaying interconnect layers Pepe, Angel Antonio; Yamaguchi, James Satsuo

6,784,547 (10/302,680)	US	8/31/2004 (11/21/2002)	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers Pepe, Angel Antonio; Yamaguchi, James Satsuo

7,239,012 (10/951,990)	US	7/3/2007 (9/28/2004)	Three-dimensional module comprised of layers containing IC chips with overlying interconnect layers Pepe, Angel; Yamaguchi, James

6,806,559 (10/128,728)	US	10/19/2004 (4/22/2002)	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

6,912,862 (10/615,641)	US	7/5/2005 (7/8/2003)	Cryopump piston position tracking Sapir, Itzhak

6,967,411 (10/360,244)	US	11/22/2005 (2/7/2003)	Stackable layers containing ball grid array packages Eide, Floyd K.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
7,242,082 (11/229,351)	US	6/10/2007 (9/15/2005)	Stackable layer containing ball grid array package Eide, Floyd

6,993,835 (10/726,888)	US	2/7/2006 (12/4/2003)	Method for electrical interconnection of angularly disposed conductive patterns Albert, Douglas Marice

6,998,328 (10/701,783)	US	2/14/2006 (11/5/2003)	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

7,417,323 (10/703,177)	US	(11/6/2003)	Neo-wafer device and method Sambo S. He

7,198,965 (11/354,370)	US	4/3/2007 (2/14/2006)	Method for making a neo-layer comprising embedded discrete components He, Sambo

7,180,579 (10/806,037)	US	2/20/2007 (3/22/2004)	Three-dimensional imaging processing module incorporating stacked layers containing microelectronic circuits Ludwig, David E.; Kennedy, John V.; Kleinhans, William; Liu, Tina; Krutzik, Christian

7,436,494 (11/706,724)	US	10/14/2008 (2/15/2007)	Three-dimensional LADAR module with alignment reference insert circuitry Ludwig, David E.; Kennedy, John V.; Kleinhans, William; Liu, Tina; Krutzik, Christian

7,335,576 (11/197,828)	US	2/26/2008 (8/5/2005)	Method for precision integrated circuit die singulation using differential etch rates David, Ludwig; Yamaguchi, James; Clark, Stuart; Boyd, W. Eric

7,380,459 (11/654,292)	US	6/3/2008 (1/16/2007)	Absolute pressure sensor Sapir, Itzhak

10/968,572	US	10/19/2004	Vertically stacked pre-packaged integrated circuit chips Keith Gann; Douglas N. Albert

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
7,440,449 (10/960,712)	US	10/6/2004	High speed switching module comprised of stacked layers incorporating T-connect structures John C. Carson; Volkan H. Orguz

11/977,447	US	10/24/2007	Wire bond method for angularly disposed conductive pads and a device made from the method Randy Wayne Bindrup

11/897,938	US	08/31/2007	Field programmable gate array utilizing dedicated memory stacks in a vertical layer format Ozguz, Volkan; Carlson, Randolph Stuart; Gann, Keith D.; Leon, John P.; Boyd, W Eric

11/825,643	US	7/7/2007	Ball grid array package format layers and structure Keith Gann; W Eric Boyd

11/807,671	US	5/30/2007	Large Format Thermoelectic Infrared Detector and a Method of Fabrication Ying Hsu

11/731,154	US	3/31/2007	Ball Grid Array Stack Frank Mantz

11/524,090	US	9/20/2006	Stackable tier structure comprising high density feedthrough Volkan Ozguz; Jonathan Stern

11/511,117	US	8/26/2006	MEMS cooling device Itzhak Sapir

11/499,403	US	8/4/2006	High density interconnect assembly comprising stacked electronic module John V. Kennedy

11/441,908	US	5/26/2006	Stackable tier structure comprising prefabricated high density feedthrough Volkan Ozguz; Jonathan Stern

11/429,468	US	5/5/2006	Global positioning using planetary constants Sapir Itzhak

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
11/415,891	US	5/1/2006	Low power electronic circuit incorporating real time clock Gary Gottlieb

11/350,974	US	2/8/2006	Stacked ball grid array package module utilizing one or more interposer layers William E. Boyd; Daniel Michaels

11/301,645	US	12/12/2005	Cornerbond assembly comprising three-dimensional electronic modules Albert Douglas

11/259,683	US	10/25/2005	Stacked microelectronic layer and module with three-axis channel T-connects Keith D. Gann; W. Eric Boyd

11/248,659	US	10/11/2005	Anti-tamper module Volkan H. Ozguz; John Leon

10/178,390	US	6/24/2002	Video event capture, storage and processing method and apparatus Randolph S. Carlson

60/993,689	US		Chip scale vacuum pump Itzhak Sapir

11/150,712	US	6/10/2005	Stackable semiconductor chip layer comprising prefabricated trench interconnect vias W. Eric Boyd; Angel Pepe; James Yamaguchi; Volkan Ozguz; Andrew Camien; Douglas Albert

11/062,507	US	2/22/2005	BGA-scale stacks comprised of layers containing integrated circuit die and a method for making the same Gann Keith; William E. Boyd

12/008,253	US	1/8/2008	Microcombustion power system Ying Hsu

61/007,497	US	12/12/2007	Forced vibration piezo generator Itzhak Sapir

SE0570479 (SE92905662.0)	SE	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
NL0570479 (NL92905662.0)	NL	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

JP2005-507894	JP	1/16/2006	Stackable layers containing ball grid array packages Inventorship not available

JP2006-286556	JP	10/20/2006	Stackable tier structure comprising high density feedthrough Volkan Ozguz; Jonathan Stern

JP2000-591490	JP	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

JP3308265 (JP12-554175)	JP	6/10/1999	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

JP3511008 (JP12-553982)	JP	6/10/1999	IC stack utilizing secondary leadframes Eide, Floyd K.

JP3544974 (JP06-0502691)	JP	5/5/1993	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

GB0570479 (GB92905662.0)	GB	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

GB1097467 (GB9992850.2)	GB	11/2/2006 (6/10/1993)	IC stack utilizing secondary leadframes Eide, Floyd K.

GB1596433 (GB04394026.1)	GB	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

GB0596075 (GB93911250.4)	GB	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
GB0683968 (GB94903352.6)	GB	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

GB0695494 (GB94915397.7)	GB	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

GB0713609 (GB94925876.8)	GB	5/7/2003 (8/12/1994)	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

GB067087 (GB94909418.9)	GB	(12/16/1993)	Fabricating stacks of IC chips by segmenting a larger stack MINIHAN JOSEPH A; PEPE ANGEL A

FR1097467 (FR99928570.2)	FR	11/2/2006 (6/10/1993)	IC stack utilizing secondary leadframes Eide, Floyd K.

FR1596433 (FR04394026.1)	FR	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

FR0596075 (FR93911250.4)	FR	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

FR0683968 (FR94903352.6)	FR	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

FR0695494 (FR94915397.7)	FR	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

FR0713609 (FR94925876.8)	FR	5/7/2003 (8/12/1994)	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
EP02705988.0	EP	1/25/2002	A stackable microcircuit layer formed from a plastic encapsulated microcircuit and method of making the same Albert, Douglas M.; Gann, Keith D.

EP06255467.0	EP	10/24/2006	Stackable tier structure comprising high density feedthrough Volkan Ozguz; Jonathan Stern

EP99967712.3	EP	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

EP99928570.2	EP	6/10/1993	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

EP02805694.3	EP	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

EP02789292.6	EP	10/25/2002	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers and a method of making the same Pepe, Angel Antonio; Yamaguchi, James Satsuo

EP02798173.7	EP	9/9/2002	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

EP95935157.8	EP	9/27/1995	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

EP03721978.9	EP	4/22/2003	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
DE69232116 (DE69232116)	DE	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

DE69330630 (DE69330630)	DE	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

DE69426695 (DE6942669.5)	DE	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

DE602004011025 (DE602004011025)	DE	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

PCT/US06/039915	WO	8/26/2006	MEMS cooling device Itzhak Sapir

4,814,629 (07/107352)	US	3/21/1989 (10/13/1987)	Pixel displacement by series- parallel analog switching Arnold, Jack L.

11/825,643	US	7/7/2007	Ball grid array package format layers and structure Keith Gann

EP06738029.5	EP	3/10/2006	Method for making a neo-layer comprising embedded discrete components Sambo S. He

JP2000-519921	JP	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same Inventorship not available

JP2004-72804	JP	3/15/2004	Stackable layer, mini stack, and laminated electronic module Volkan Ozguz

EP06735419.1	EP	2/14/2006	Stacked ball grid array package module utilizing one or more interposer layers William E. Boyd

5,635,010	US	4/14/1995	Dry adhesive joining of layers of electronic devices Angel A. Pepe

6,731,121	US	10/16/2000	Highly configurable capacitive transducer interface circuit Christ Ying Hsu

Title of Patent and First
Patent or Application No.	Country	Filing Date	Named Inventor
6,513,380	US	6/19/2001	Mems sensor with single central anchor and motion-limiting connection geometry John William Reeds III

6,715,352	US	6/26/2001	Method of designing a flexure system for tuning the modal response of a decoupled micromachined gyroscope and a gyroscoped designed according to the method Michael J. Tracy

6,370,937	US	3/19/2001	Method of canceling quadrature error in an angular rate sensor Ying Wen Hsu

JP2664754	JP	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

JP2001-533437	JP	10/16/2000	Highly configurable capacitive transducer interface circuit Christ Ying Hsu

EP02744453.8	EP	6/18/2002	Mems sensor with single central anchor and motion-limiting connection geometry John William Reeds III

EP02746710.9	EP	6/18/2002	Method of designing a flexure system for tuning the modal response of a decoupled micromachined gyroscope and a gyroscoped designed according to the method Michael J. Tracy

JP2002-562134	JP	1/25/2002	A stackable microcircuit layer formed from a plastic encapsulated microcircuit and method of making the same

12/287,691	US	10/10/2008	Three dimensional LADAR module with alignment reference insert circuitry comprising high density interconnect structure John Kennedy; David Ludwig; Christian Krutzik

EP03818224.2	EP	8/8/2003	Stackable layers containing ball grid array packages Eide, Floyd K.
     (b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

     (c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);
     (d) all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;
     (e) all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;
     (f) inventions, invention disclosures, and discoveries described in any of the Patents and/or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents and/or any item in the foregoing categories (b) through (e), (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents and/or any item in the foregoing categories (b) through (e), and/or (iii) could have been included as a claim in any of the Patents and/or any item in the foregoing categories (b) through (e);
     (g) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;
     (h) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for
          (1) damages,
          (2) injunctive relief, and
          (3) any other remedies of any kind
for past, current, and future infringement; and
     (i) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (h).
     Assignor represents, warrants and covenants that:
(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.
     Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.
Assignor will, at the reasonable request of Assignee and without demanding any further consideration therefore, do all things necessary, proper, or advisable, including without limitation, the execution, acknowledgment, and recordation of specific assignments, oaths, declarations, and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.
     IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Costa Mesa, California on March 16, 2009.

ASSIGNOR: Irvine Sensors Corporation
By:	/s/ John J. Stuart, Jr.
	Name:	John J. Stuart, Jr.
	Title:	Sr. VP & Chief Financial Officer
(Signature MUST be attested)

ATTESTATION OF SIGNATURE PURSUANT TO 28 U.S.C. § 1746
The undersigned witnessed the signature of John J. Stuart, Jr. to the above Assignment of Patent Rights on behalf of Irvine Sensors Corporation and makes the following statements:
1. I am over the age of 18 and competent to testify as to the facts in this Attestation block if called upon to do so.

2. John J. Stuart, Jr is personally known to me (or proved to me on the basis of satisfactory evidence) and appeared before me on 16 March, 2009 to execute the above Assignment of Patent Rights on behalf of Irvine Sensors Corporation.
3. John J. Stuart, Jr subscribed to the above Assignment of Patent Rights on behalf of Irvine Sensors Corporation.
I declare under penalty of perjury under the laws of the United States of America that the statements made in the three (3) numbered paragraphs immediately above are true and correct.

EXECUTED on 16 March, 2009 (date)
/s/ John C. Carson
Print name: John C. Carson

Exhibit C, revised
ASSIGNMENT OF RIGHTS IN CERTAIN ASSETS
     For good and valuable consideration, the receipt of which is hereby acknowledged, Irvine Sensors Corporation, a Delaware corporation, with an office at 3001 Redhill Ave., Bldg. 4, Suite 108, Costa Mesa, CA 92672 (“Assignor”), does hereby sell, assign, transfer, and convey unto Aprolase Development Co., LLC, a Delaware limited liability company, having an address at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Assignee”), or its designees, the right, title, and interest in and to any and all of the following provisional patent applications, patent applications, patents, and other governmental grants or issuances of any kind (the “Certain Assets”):

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
PCT/US00/029448	WO	10/25/2000	SYSTEM AND METHODS FOR PRODUCING HIGH RESOLUTION IMAGES FROM A VIDEO SEQUENCE OF LOWER RESOLUTION IMAGES CARLSON RANDOLPH S; ARNOLD JACK L; FELDMUS VALENTIN G

PCT/US92/005348	WO	6/24/1992	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

PCT/US03/004462	WO	5/5/1993	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

PCT/US99/013171	WO	6/10/1999	IC stack utilizing flexible circuits with BGA contacts Eide, Floyd K.

PCT/US06/008920	WO	3/10/2006	Method for making a neo-layer comprising embedded discrete components He, Sambo

PCT/US01/031583	WO	10/9/2001	High speed switching module comprised of stacked layers incorporating T-connect structures John C. Carson; Volkan H. Orguz

PCT/US02/002276	WO	1/25/2002	A stackable microcircuit layer formed from a plastic encapsulated microcircuit and method of making the same Albert, Douglas M.; Gann, Keith D.

PCT/US02/006848	WO	3/4/2002	Retro-reflector warm stop for uncooled thermal imaging cameras and method of using the same Kaufman, Charles S.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
PCT/US02/022617	WO	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

PCT/US02/028628	WO	9/9/2002	Stacking of multilayer modules Yamaguchi, James Satsuo; Pepe, Angel Antonio; Ozguz, Volkan H.; Camien, Andrew Nelson

PCT/US02/034339	WO	10/25/2002	Stackable layers containing encapsulated integrated circuit chips with one or more overlying interconnect layers and a method of making the same Pepe, Angel Antonio; Yamaguchi, James Satsuo

PCT/US02/19779	WO	6/24/2002	Video event capture, storage and processing method and apparatus Randolph S. Carlson

PCT/US03/009190	WO	9/27/1993	Fabrication of dense parallel solder bump connections Pepe, Angel A.; Reinker, David M.; Minahan, Joseph A.

PCT/US03/013569	WO	4/22/2003	Method and apparatus for connecting vertically stacked integrated circuit chips Gann, Keith D.; Albert, Douglas M.

PCT/US03/024706	WO	08/08/2003	Stackable layers containing ball grid array packages Eide, Floyd K.

PCT/US83/01142	WO	7/25/1983	Multiplexer circuitry for high density analog signals

PCT/US88/003084	WO	9/8/1988	Bonding of aligned conductive bumps on adjacent surfaces Go, Tiong C.

PCT/US92/000780	WO	1/29/1992	Hardware for electronic neural network Carson, John C.

PCT/US92/003705	WO	6/28/1990	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
PCT/US93/009470	WO	10/5/1993	Apparatus and system for controllably varying image resolution to reduce data output Arnold, Jack

PCT/US93/011601	WO	12/1/1993	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

PCT/US93/012268	WO	12/16/1993	Fabricating stacks of IC chips by segmenting a larger stack MINIHAN JOSEPH A; PEPE ANGEL A

PCT/US94/004322	WO	4/19/1994	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

PCT/US94/009186	WO	8/12/1994	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

PCT/US95/002851	WO	3/7/1995	3D stack of IC chips having leads reached by vias through passivation covering access plane Johnson, Tony K.

PCT/US95/012378	WO	9/27/1995	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

PCT/US96/000746	WO	1/22/1996	Stackable modules and multimodular assemblies Carson, John C.; DeCaro, Robert E.; Hsu, Ying; Miyake, Michael K.

PCT/US96/014610	WO	9/11/1996	SENSING AND SELECTING OBSERVED EVENTS FOR SIGNAL PROCESSING SAUNDERS CHRIST H

PCT/US98/021798	WO	10/14/1998	Multi-element micro gyro Hsu, Ying Wen

PCT/US98/023929	WO	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same Albert, Douglas; Ogzuz Volkhan H

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
PCT/US99/001734	WO	3/23/1990	Analog to digital conversion incorporated in Z-technology module Wall, Llewellyn E.

PCT/US99/004211	WO	2/25/1999	STACKING LAYERS CONTAINING ENCLOSED IC CHIPS EIDE FLOYD

PCT/US99/031124	WO	12/30/1999	Neural processing module with input architectures that make maximal use of a weighted synapse array Carson, John C.; Saunders, Christ H.

07/329,003	US	3/27/1989	Analog to digital conversion on multiple channel IC chips Wall, Llewellyn E.

07/377,241	US	7/7/1989	Inventorship not available

07/884,719	US	5/15/1992	Method for fabricating stacks of IC chips by segmenting a larger stack Minahan, Joseph A.; Pepe, Angel A.

07/884660	US	5/15/1992	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

07/955461	US	10/2/1992	Fabrication of dense parallel solder bump connections Joseph Minahan

08/052,475	US	4/23/1993	Electronic module comprising a stack of IC chips each interacting with an IC chip secured to the stack face Carson, John C.; Some, Raphael R.

08/106,909	US	8/13/1993	Inventorship not available

08/213,149	US	3/15/1994	3D stack of IC chips having leads reached by vias through passivation covering access plane Johnson, Tony K.

08/870,812	US	6/6/1997	Multi-element micro gyro Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

08/943,305	US	10/14/1997	Multi-element micro gyro Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
09/190,378	US	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same Albert, Douglas

09/770,864	US	1/26/2001	Method of making a stackable microcircuit layer from a plastic encapsulated microcircuit Douglas M. Albert; Keith D. Gann

10/197,006	US	7/16/2002	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

10/663,371	US		Stacked microelectronic module with vertical interconnect vias Ogzuz, Volkhan H;

10/805,849	US	3/22/2004	Three-dimensional imaging device incorporating stacked layers containing microelectronic circuits David E. Ludwig; John V. Kennedy; Christian Krutzik

11/003,429	US	12/6/2004	Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

60/036,759	US	1/28/1997	Multi-element micro gyro Hsu, Ying W.; Reeds, III, John W.; Saunders, Christ H.

60/049,025	US	6/9/1997	Stacking layers containing enclosed IC chips Eide, Floyd K.

60/049,026	US	6/9/1997	Stacking layers containing enclosed IC chips Eide, Floyd K.

60/049,582	US	6/13/1997	IC stack utilizing BGA contacts Eide, Floyd K.

60/065,088	US

60/238,797	US	10/6/2000	High speed data switch with traverse-mated stacks containing superconducting electronics John Carson

60/274,120	US

60/305,353	US		Biomonitor device Ogzuz, Volkhan H

60/346,494	US	1/9/2002	Low cost miniature computer and methods for making same Gann, Keith

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
60/348,852	US	1/17/2002	Field programmable gate array structure incorporating high density support circuitry and method for making same Ozguz, Volkan H.;

60/354,442	US	2/7/2002	BGA layer and assembly and method for making same Eide, Floyd K.

60/355,955	US	2/12/2002	Stacked BGA assembly Eide, Floyd K.

60/394,167	US	7/8/2002	Cryopump piston position tracking using an encoder Sapir, Itzhak

60/410,895	US		Wearable biomonitor with flexible thinned integrated circuit Ogzuz, Volkhan H; Khashayar, Abbas

60/424,022	US		NEO-wafers and NEO-chips, device and method Sambo S. He

60/424,025	US	11/6/2002	Creating wafers from singulated die Stern, Jonathan Michael

60/462,677	US	3/28/2003	High-speed transmitter and receiver incorporating three-dimensional readout electronic module David E. Ludwig;

60/546,598	US	2/20/2004	BGA-scale stacks comprised of thin small outline packages and method for making the same Gann Keith; William E. Boyd

60/617,356	US	10/8/2004	Anti-tamper module Volkan H. Ozguz; John Leon

60/652,777	US	2/14/2005	Stacked ball grid array package module utilizing one or more interposer layers William E. Boyd; Daniel Michaels

60/678,618	US	5/5/2005	GPS incorporating low power real time clock circuitry Itzhak Sapir

60/684,372	US	5/26/2005	Stackable layers of encapsulated integrated circuit chips interconnected with prefabricated via structures Volkan Ozguz; Jonathan Stern

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
60/710,717	US	8/24/2005	Surface trenched stackable layers Keith Gann; Douglas N. Albert

60/711,375	US	8/26/2005	High density interconnect scheme for stacked electronic modules John V. Kennedy

60/711,376	US	8/26/2005	MEMS cooling device Itzhak Sapir

60/758,922	US	1/17/2006	Absolute pressure sensor Sapir, Itzhak

60/628,742	US	11/18/2004	Interface optimization of high density interconnects Stewart Clark

60/617,426	US	10/8/2004	Interface optimization of high density interconnects Stewart Clark

RE33331 (07/336,017)	US	9/11/1990 (4/10/1989)	Multiplexer circuitry for high density analog signals Inventorship not available

4,490,626 (06/403,004)	US	12/25/1984 (7/29/1982)	Multiplexer circuitry for high density analog signals Carlson, Randolph S.

4,912,545 (07/097,797)	US	3/27/1990 (9/16/1987)	Bonding of aligned conductive bumps on adjacent surfaces Go, Tiong C.

4,983,533 (07/114,415)	US	1/8/1991 (10/28/1987)	High-density electronic modules — process and product Go, Tiong C.

4,290,844 (06/015070)	US	9/22/1981 (2/26/1979)	Focal plane photo-detector mosaic array fabrication Rotolante, Ralph A.; Koehler, Toivo

4,304,624 (05/855242)	US	12/8/1981 (11/28/1977)	Method of fabricating a multi-layer structure for detector array module Carson, John C.; Dahlgren, Paul F.

4,352,715 (06/206993)	US	10/5/1982 (11/17/1980)	Detector array module fabrication Carson, John C.; Dahlgren, Paul F.

4,354,107 (06/206994)	US	10/12/1982 (11/14/1980)	Detector array module-structure and fabrication Carson, John C.; Dahlgren, Paul F.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
4,403,238 (06/213933)	US	9/6/1983 (12/8/1980)	Detector array focal plane configuration Clark, Stewart A.

4,449,044 (06/262296)	US	5/15/1984 (5/11/1981)	Focal plane photo-detector mosaic array apparatus Rotolante, Ralph A.; Koehler, Toivo

4,525,921 (06/517221)	US	7/2/1985 (7/25/1983)	High-density electronic processing package-structure and fabrication Carson, John C.; Clark, Stewart A.

4,551,629 (06/572802)	US	11/5/1985 (1/23/1984)	Detector array module-structure and fabrication Carson, John C.; Clark, Stewart A.

4,555,623 (06/558099)	US	11/26/1985 (12/5/1983)	Pre-amplifier in focal plane detector array Bridgewater, Walter F.; De Caro, Robert E.; Larson, Roger; Wall, Llewellyn E.

4,596,948 (06/661727)	US	6/24/1986 (10/17/1984)	Constant current source for integrated circuits Wall, Llewellyn E.

4,617,160 (06/674096)	US	10/14/1986 (11/23/1984)	Method for fabricating modules comprising uniformly stacked, aligned circuit-carrying layers Belanger, Robert J.; Bisignano, Alan G.

4,646,128 (06/720902)	US	2/24/1987 (4/8/1985)	High-density electronic processing package—structure and fabrication Carson, John C.; Clark, Stewart A.

4,672,737 (06/761889)	US	6/16/1987 (8/2/1985)	Detector array module fabrication process Carson, John C.; Clark, Stewart A.

4,675,532 (06/795988)	US	6/23/1987 (11/6/1985)	Combined staring and scanning photodetector sensing system having both temporal and spatial filter in Carson, John C.

4,704,319 (06/842159)	US	11/3/1987 (3/21/1986)	Apparatus and method for fabricating modules comprising stacked circuit-carrying layers Belanger, Robert J.; Bisignano, Alan G.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
4,706,166 (06/856835)	US	11/10/1987 (4/25/1986)	High-density electronic modules—process and product Go, Tiong C.

4,764,846 (07/000562)	US	8/16/1988 (1/5/1987)	High density electronic package comprising stacked sub-modules Go, Tiong C.

4,779,005 (07/048551)	US	10/18/1988 (5/11/1987)	Multiple detector viewing of pixels using parallel time delay and integration circuitry Arnold, Jack L.

4,791,286 (07/042686)	US	12/13/1988 (4/27/1987)	Pre-amplifier in focal plane detector array Wall, Llewellyn E.

4,806,761 (07/023644)	US	2/21/1989 (3/9/1987)	Thermal imager incorporating electronics module having focal plane sensor mosaic Carson, John C.; Clark, Stewart A.

4,912,545 (07/097797)	US	3/27/1990 (9/16/1987)	Bonding of aligned conductive bumps on adjacent surfaces Go, Tiong C.

5,701,233 (08/376,799)	US	12/23/1997 (1/23/1995)	Stackable modules and multimodular assemblies Carson, John C.; DeCaro, Robert E.; Hsu, Ying; Miyake, Michael K.

5,745,631 (08/592,691)	US	4/28/1998 (1/26/1996)	Self-aligning optical beam system Reinker, David M.

NL0511218 (NL90917886.5)	NL	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

JP06-0515293	JP	12/16/1993	Inventorship not available

JP97-0513369	JP	9/27/1995	Infrared wireless communication between electronic system components DeCaro, Robert; Saunders, Christ H.; Maeding, Dale

JP02-0506137	JP	3/23/1990	Inventorship not available

JP04-0505734	JP	1/29/1992	Hardware for electronic neural network Carson, John C.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
JP58-502699	JP	7/25/1983	Inventorship not available

PCT/US98/021798	WO	10/14/1998	Multi-element micro gyro Hsu, Ying Wen

FR0511218 (FR90917886.5)	FR	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

EP0116072 (EP83902618.4)	EP	10/11/1989 (7/25/1983)	Multiplexer circuitry for high density analog signals

EP01979633.3	EP	10/9/2001	High speed multi-stage stacked layer switch John C. Carson; Volkan H. Orguz

EP02797722.2	EP	3/4/2002	Retro-reflector warm stop for uncooled thermal imaging cameras and method of using the same Kaufman, Charles S.

EP0511218 (EP90917886.5)	EP	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

EP0570479 (EP92905662.0)	EP	10/10/2001 (1/29/1992)	Hardware for electronic neural network Carson, John C.

EP067087 (EP94909418.9)	EP	(12/16/1993)	Fabricating stacks of IC chips by segmenting a larger stack MINIHAN JOSEPH A; PEPE ANGEL A

EP0683968 (EP94903352.6)	EP	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

EP0695494 (EP94915397.7)	EP	2/24/2001 (4/19/1994)	Electronic module comprising a stack of IC chips Carson, John C.; Some, Raphael R.

EP0713609 (EP94925876.8)	EP	5/7/2003 (8/12/1994)	Stack of IC chips as substitute for single IC chip Ludwig, David E.; Saunders, Christ H.; Some, Raphael R.; Stuart, John J.

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
EP90906503.9	EP	3/23/1990	Analog to digital conversion in Z-technology module Wall, Llewellyn E.

EP92916059.6	EP	6/24/1992	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

EP93922760.9	EP	9/27/1993	Fabrication of dense parallel solder bump connections Pepe, Angel A.; Reinker, David M.; Minahan, Joseph A.

EP96902733.3	EP	1/22/1996	Stackable modules and multimodular assemblies Carson, John C.; DeCaro, Robert E.; Hsu, Ying; Miyake, Michael K.

EP98957755.6	EP	11/10/1998	Method for thinning semiconductor wafers with circuits and wafers made by the same Albert, Douglas; Ogzuz Volkhan H

EP98964683.1	EP	10/14/1998	Multi-element micro gyro Hsu, Ying Wen

DE0683968 (DE94903352.6)	DE	10/24/2002 (12/1/1993)	Module comprising IC memory stack dedicated to and structurally combined with an IC microprocessor chip Carson, John C.; Indin, Ronald J.; Shanken, Stuart N.

DE69030195 (DE69030195.2)	DE	3/12/1997 (6/28/1990)	Fabricating electronic circuitry unit containing stacked IC layers having lead rerouting Go, Tiong C.(deceased,); Minahan, Joseph A.; Shanken, Stuart N.

FR0116072 (FR83902618.4)	FR	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

DE0116072 (DE83902618.4)	DE	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

GB0116072 (GB83902618.4)	GB	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
NL0116072 (NL83902618.4)	NL	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

SE0116072 (SE83902618.4)	SE	7/25/1983	Multiplexer circuitry for high density analog signals Inventorship not available

EP0596075 (EP93911250.4)	EP	8/22/2001 (5/5/1993)	Non-conductive end layer for integrated stack of IC chips Miyake, Michael K.

EP1097467 (EP99928570.2)	EP	11/2/2006 (6/10/1993)	IC stack utilizing secondary leadframes Eide, Floyd K.

10/339,023	US	1/9/2003	Method for making stacked integrated circuits (ICs) using prepackaged parts Keith D. Gann

11/644,438	US	12/22/2006	Method for making stacked integrated circuits (ICs) using prepackaged parts Keith D. Gann

09/949,203	US	9/7/2001	Method of manufacturing multilayer modules James Satsuo Yamaguchi; Angel Antonio Pepe; Volkan H. Ozguz; Andrew Nelson Camien

EP1596433 (EP04394026.1)	EP	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

TR1596433 (TR04394026.1)	TR	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
IT1596433 (IT04394026.1)	IT	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

IE1596433 (IE04394026.1)	IE	1/2/2008 (5/12/2004)	A method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Stern, Jonathan Michael

EP05111589.7	EP	12/1/2005	BGA-scale stacks comprised of layers containing integrated circuit die and a method for making the same Gann Keith; William E. Boyd

11/302,480	US	12/12/2005	Neo-wafer device comprised of multiple singulated integrated circuit die Stern Jonathan

JP2098125 (JP63-501172)	JP	10/20/1987	High-density electronic modules, process and product Go, Tiong C.

DE6933329	DE	12/16/1993	Method for fabricating stacks of IC chips by segmenting a larger stack Joseph A. Minahan

IT0676087	IT	12/16/1993	Method for fabricating stacks of IC chips by segmenting a larger stack Joseph A. Minahan

NL0676087	NL	12/16/1993	Method for fabricating stacks of IC chips by segmenting a larger stack Joseph A. Minahan

PCT/US99/023460	WO	10/6/1999	Multi-element micro gyro Ying W. Hsu

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
EP99951869.9	EP	10/6/1999	Multi-element micro gyro Ying W. Hsu

60/049,580	US	6/13/1997	IC stack utilizing secondary leadframes Floyd K. Eide

PCT/US99/013173	WO	06/10/1999	IC stack utilizing secondary leadframes Floyd K. Eide

DE69933873	DE	6/10/1999	IC stack utilizing secondary leadframes Floyd K. Eide

PCT/US02/006803	WO	3/4/2002	Method and apparatus for temperature compensation of an uncooled focal plane array Randolph S. Carson

EP02721271.1	EP	3/4/2002	Method and apparatus for temperature compensation of an uncooled focal plane array Randolph S. Carson

CY1596433	CY	5/12/2004	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Jonathan Stern

EE1596433	EE	5/12/2004	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Jonathan Stern

GR1596433	GR	5/12/2004	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Jonathan Stern

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
HU1596433	HU	5/12/2004	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Jonathan Stern

LU1596433	LU	5/12/2004	Method for creating neo-wafers from singulated integrated circuit die and a device made according to the method Jonathan Stern

11/302,480	US	12/12/2005	Neo-wafer device comprised of multiple singulated integrated circuit die Jonathan Stern

60/785,135	US	3/24/2006	Method for image jitter reduction in a multiplayer LADAR device John Kennedy

60/300,449	US	6/25/2001	Video event capture, storage and processing method and apparatus Randolph S. Carlson

PCT/US06/005754	WO	2/14/2006	Stacked ball grid array package module utilizing one or more interposer layers William E. Boyd

PCT/US96/005065	WO	4/11/1996	Dry adhesive joining of layers of electronic devices Angel A. Pepe

PCT/US88/000060	WO	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

PCT/US00/041207	WO	10/16/2006	Highly configurable capacitive transducer interface circuit Christ Ying Hsu

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
PCT/US02/019452	WO	6/18/2002	Mems sensor with single central anchor and motion-limiting connection geometry John William Reeds III

PCT/US02/020290	WO	6/26/2002	Method of designing a flexure system for turning the modal response of a decoupled micromachined gyroscope and a gyroscope designed according to the method Michael J. Tracy

PCT/US01/08720	WO	3/19/2001	Method of canceling quadrature error in an angular rate sensor Ying Wen Hsu

06/187,787	US	9/16/1980	Detector array module-structure and fabrication John C. Carson

06/282,459	US	7/13/1981	Detector array module-structure and fabrication John C. Carson

60/159,832	US	10/15/1999	Universal capacitive interface circuit Christ Ying Hsu

06/721,040	US	4/8/1985	Thermal imager incorporating electronics module having focal plane sensor mosaic John C. Carson

60/190,271	US	3/17/2000	Method for canceling quadrature error in angular rate sensor Ying Wen Hsu

EP0340241	EP	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

Title of Patent and First Named
Patent or Application No.	Country	Filing Date	Inventor
DE3854814	DE	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

FR0340241	FR	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

GB0340241	GB	1/4/1998	High density electronic package comprising stacked sub-modules Tiong C. Go

EP00982671.0	EP	10/16/2000	Highly configurable capacitive transducer interface circuit Christ Ying Hsu

PCT/US87/002746	WO	10/20/1987	High-density electronic modules, process and product Tiong C. Go

EP0385979	EP	10/20/1987	High-density electronic modules, process and product Tiong C. Go

DE0385979	DE	10/20/1987	High-density electronic modules, process and product Tiong C. Go

FR0385979	FR	10/20/1987	High-density electronic modules, process and product Tiong C. Go

60/809,466	US	5/30/2006	Large format thermoelectric infrared detector and a method of fabrication Ying Hsu

GB0385979	GB	10/20/1987	High-density electronic modules, process and product Tiong C. Go

     Assignor assigns to Assignee all rights to the inventions, invention disclosures, and discoveries in the assets listed above, together, with the rights, if any, to revive prosecution of claims under such assets and to sue or otherwise enforce any claims under such assets for past, present or future infringement.
     Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to make available to Assignee all records regarding the Certain Assets.
The terms and conditions of this Assignment of Rights in Certain Assets will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.
     DATED this 16th day of March 2009.

ASSIGNOR: Irvine Sensors Corporation
By:	/s/ John J. Stuart, Jr.
	Name:	John J. Stuart, Jr.
	Title:	Sr. VP & Chief Financial Officer

Exhibit G revised
EXISTING LICENSES
License Agreement, dated *** between Irvine Sensors Corporation and ***.
•	Exclusive license as to certain technology and know-how, but non-exclusive as to the Improvements (defined as any patents issued or any applications filed during the term of the Agreement.)

•	*** has the right to grant sublicenses to third parties for the sole purpose of manufacturing certain specified products.

•	License is non-assignable except that it may be assigned, sublicensed or otherwise transferred to any division or other Affiliate (defined as any entity that directly or indirectly controls (owning directly or indirectly more than 50% of the voting stock or equity of the entity), or is controlled by or is under common control with the party concerned) with the consent of the other party, provided that the assigning party remains liable for any and all obligations.
License Agreement, dated *** between Irvine Sensors Corporation and ***.
•	Non-exclusive license, with the right to sublicense, subject to written approval of Irvine Sensors, which approval may be withheld in the sole discretion of Irvine Sensors.

•	License is assignable with prior written consent of the other party.
Royalty Agreement, dated February 4, 2003 between Irvine Sensors Corporation and Floyd Eide.
The Agreement provides for certain royalty payments to Floyd Eide for sales and licenses of certain products relating to U.S. patent number 6,028,352.
Agreement, dated May 24, 2002 between Irvine Sensors Corporation and ***, as amended by Amendment to Agreement, *** and the Second Amendment to Agreement, ***.
•	Exclusive license under specified patents and related know-how solely to make, use, sell and otherwise dispose of certain products in a specified Field of Use (defined as applications within the *** industry, the fields of ***, and any other applications agreed upon by the parties.

•	Sublicensable to third parties.

•	License is assignable by licensee with prior written consent of Irvine Sensors and ***, except that licensee may assign in connection with the sale or other transfer of all of licensee’s assets.

•	*** has granted sublicenses to ***. The sublicense to *** has been terminated.
License Agreement, dated March 7, 1997 between Irvine Sensors Corporation and Novalog, Inc.
•	An exclusive license under the patents, trade secrets and know-how found in the Licensed Technology (defined as all patents and technical information of Irvine Sensors) within the field of wireless infrared data communication for use for any purpose. The license excludes the right to make, have made or sell certain products that are to be delivered to and used by the U.S. Government (except for those products that are substantially similar to those shipped to commercial customers).

•	Sublicensable under trade secrets, know-how and copyrights found in the Licensed Technology, but each party has an obligation to offer third parties a license under its patents. The license must include “reasonable terms and conditions” and be at least as permissive as the license granted in this Agreement.

•	Non-transferable and non-assignable, unless prior written consent of the other party.

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

Cross License Agreement dated ***, and amended on *** between Irvine Sensors Corporation and ***.
•	Non-exclusive license to the Licensed Patents to make, have made, use, lease, sell and otherwise transfer Licensed Products (***) and to practice the method or process involved in the manufacture or use thereof.

•	Sublicensable to Subsidiaries and the right of such sublicensed Subsidiaries to sublicense other Subsidiaries. If a Subsidiary ceases to be a Subsidiary and holds any patents or patent application under the License, such licenses will continue for the life of such patents or patent application; however, any sublicense granted to a Subsidiary shall terminate on the date such Subsidiary ceases to be Subsidiary. Subsidiaries are defined as (i) an entity with more than 50% of outstanding shares or securities; or (ii) an entity which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but has more than 50% of the ownership interest representing the right to make the decisions for the entity, now or hereafter, owned or controlled, directly or indirectly, by a party hereto.

•	Sublicensable to Spinoff Entity which is defined as an entity, other than a Subsidiary with (i) more than 20% ownership; (ii) more than 20% ownership not owned or controlled by third party; and (iii) formed for special purpose. All three conditions must exist for an entity to be considered a Spinoff Entity.
*** License and Joint Development Agreement dated ***, and modified on *** between Irvine Sensors Corporation and ***.
•	Non-exclusive, non-transferable, non-assignable, worldwide, perpetual, royalty bearing cross license to make, have made, use, have used, develop and maintain ***, and the right to lease, sell import or otherwise transfer ***. The cross license includes patents that read on the *** and those patents entitled to an effective filing date prior to April 1, 1997.

•	Sublicensable to its Subsidiaries (as defined under Cross License Agreement) within the scope of the license, such sublicenses to its Subsidiaries terminates on the date the sublicensed Subsidiary is no longer a Subsidiary.

•	Third party license — if one party licensed their solely owned patent(s) to a third party, the other party is required to negotiate a license to its solely owned and cross licensed patent(s) to that third party. Seller represents and warrants that no such transaction has yet occurred or been requested by either party.

•	This agreement expired on December 31, 1999.

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

PATENT PURCHASE AGREEMENT
      This PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into, as of the Effective Date (defined below), by and between Irvine Sensors Corporation, a Delaware corporation, with an office at 3001 Redhill Ave., Bldg. 4, Suite 108, Costa Mesa, CA 92672 (“Seller”) and Aprolase Development Co., LLC, a Delaware limited liability company, with an address at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Purchaser”). The parties hereby agree as follows:
1. Background
1.1 Seller owns certain provisional patent applications, patent applications, patents, and/or related foreign patents and applications.
1.2 Seller wishes to sell to Purchaser all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.
1.3 Purchaser wishes to purchase from Seller all right, title, and interest in the Assigned Patent Rights (defined below), free and clear of any restrictions, liens, claims, and encumbrances.
2. Definitions
“Abandoned Assets” means those specific provisional patent applications, patent applications, patents and other governmental grants or issuances listed on Exhibit C (as such list may be updated based on Purchaser’s review pursuant to paragraph 3.1).
“Assigned Patent Rights” means the Patents and the additional rights set forth in paragraph 4.2.
“Assignment Agreements” means the agreements assigning ownership of the Assigned Patent Rights and the Abandoned Assets from the inventors and/or prior owners to Seller.
“Common Interest Agreement” means an agreement, in the form set forth on Exhibit E, setting forth the terms under which Seller and Purchaser will protect certain information relating to the Patents under the common interest privilege.
“Docket” means Seller’s or its agents’ list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including, without limitation, the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments, and filings, which list or other means of tracking information is current as of the Effective Date.
“Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.
“Executed Assignments” means both the executed and notarized Assignment of Patent Rights in Exhibit B, the executed Assignment of Rights in Certain Assets in Exhibit C, each as signed by a duly authorized representative of Seller, and the additional documents Seller may be required to execute and deliver under paragraph 5.3.
“Live Assets” means the provisional patent applications, patent applications, and patents listed on Exhibits A and/or B (as such lists may be updated based on Purchaser’s review pursuant to paragraph 3.1).
“Patents” means, excluding the Abandoned Assets, all (a) Live Assets; (b) patents or patent applications (i) to which any of the Live Assets directly or indirectly claims priority, (ii) for which any of the Live Assets directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Live Assets; (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); (d) foreign patents, patent applications and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances; and (e) any items in any of the foregoing categories (b) through (d) whether or not expressly listed as Live Assets and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.
“Primary Warranties” means, collectively, the representations and warranties of Seller set forth in paragraphs 6.1, 6.2, 6.3, 6.4, and 6.5 hereof.
“Prosecution History Files” means all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents.
“Transmitted Copy” has the meaning set forth in paragraph 8.12.
3. Transmittal, Review, Closing Conditions and Payment
3.1 Transmittal. Within twenty (20) calendar days following the later of the Effective Date or the date Purchaser receives a Transmitted Copy of this Agreement executed by Seller, Seller will send to Purchaser, or its legal counsel, the items identified on Exhibit D (the “Initial Deliverables”); provided, however, the Common Interest Agreement will not be required to be executed on behalf of the Seller if there are no pending patent applications included in the Patents. Seller acknowledges and agrees that Purchaser may request, and Seller will promptly deliver to Purchaser or its legal counsel, as reasonably directed by Purchaser, additional documents in Purchaser’s care, custody or control, or to which Seller otherwise has access, based on Purchaser’s review of the Initial Deliverables (such additional documents and the Initial Deliverables are, collectively, the “Deliverables”), and that as a result of Purchaser’s review, the lists of Live Assets on Exhibits A and B and the list of Abandoned Assets on Exhibit C, may be revised by Purchaser, with mutual agreement of Seller (evidenced by one or more Executed Assignments), both before and after the Closing to conform these lists to the definition of Patents (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Exhibit A and B or Exhibit C). To the extent any of the Live Assets are removed for any reason, the payment in paragraph 3.4 may be reduced by mutual agreement of the parties. If originals of the Deliverables are not available and delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) Seller will deliver to Purchaser a declaration, executed under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained.
3.2 Closing. The closing of the sale of the Assigned Patent Rights and the assignment of the Abandoned Assets hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived and the payment set forth in paragraph 3.4(a) is made (the “Closing”). Purchaser and Seller will use reasonable efforts to carry out the Closing within thirty (30) calendar days following the later of the Effective Date or the date on which the last of the Deliverables was received by Purchaser.
3.3 Closing Conditions. The following are conditions precedent to Purchaser’s obligation to make the payment in paragraph 3.4(a).
(a) Signature by Seller. Seller timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Purchaser’s representatives by not later than December 18, 2008 at 5:00 p.m., Pacific time and promptly delivered two (2) executed originals of this Agreement to Purchaser’s representatives.
(b) Transmittal of Documents. Seller delivered to Purchaser all the Deliverables.

(c) Compliance With Agreement. Seller performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.
(d) Representations and Warranties True. Except for the representations and warranties in paragraph 6.3, which must be true and correct as of Closing, Purchaser is satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Seller contained in Section 6 are true and correct.
(e) Patents Not Abandoned. Purchaser is satisfied that, as of the Effective Date and as of the Closing, none of the assets that are included in the Patents have expired, lapsed, been abandoned, or deemed withdrawn.
(f) Delivery of Executed Assignments. Seller caused the Executed Assignments to be delivered to Purchaser’s representatives.
(g) Existing Licenses. Purchaser is satisfied that, as of the Closing, the representations and warranties of Seller in paragraph 6.3 are true and correct, and that each of the licenses listed on Exhibit G has been terminated, or amended such that each of them is non-exclusive, non-sublicensable and nontransferable.
(h) Royalty Agreement. Seller (i) entered into an agreement with Floyd Eide, in a form acceptable to Purchaser, confirming that Mr. Eide and his heirs and assigns, including, without limitation, The Eide Family Trust Dated August 9, 1990, do not have any rights or claims to the Purchase Price or to any other amounts from Purchaser or any third party as a result of the Royalty Agreement between Seller and Floyd Eide, dated effective as of February 4, 2003, and (ii) delivered to Purchaser an executed copy of that agreement.
(i) Existing License Agreements. For each license listed on Exhibit G that is exclusive, sublicenseable, and/or transferable, Seller (i) entered into an agreement with the relevant licensee, in a form acceptable to Purchaser, to either terminate each such license or amend each such license so that it is non-exclusive, nonsublicensable and nontransferable, and (ii) delivered to Purchaser an executed copy of each such agreement.
(k) Delivery of License Agreements. Seller has provided to Purchaser or its legal counsel true and correct copies of the sublicenses granted to *** and *** under the Agreement, dated ***, between Seller and ***, as amended by Amendment to Agreement, dated ***, and Second Amendment to Agreement, dated ***, and Purchaser is satisfied that such sublicensees have no further right to sublicense and Purchaser is satisfied, in its sole and absolute discretion, that such sublicenses do not decrease the value of the Assigned Patent Rights.
3.4 Payment.
[Deleted in its entirety and replaced with language of Amendment dated March 18, 2009 by and between Purchaser and Seller]
3.5 Termination and Survival. In the event all conditions to Closing set forth in paragraph 3.3 are not met within ninety (90) days following the Effective Date, either party will have the right to terminate this Agreement by written notice to the other party; provided, however, that Seller shall only have the right to terminate this Agreement if Seller has complied, in all material respects, with all of its obligations under this Agreement prior to such termination. Upon termination, Purchaser will return all documents delivered to Purchaser under this Section 3 to Seller. The provisions of Section 8 will survive any termination.

***	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

4. Transfer of Patents and Additional Rights
4.1 Assignment of Patents. Upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the Assigned Patent Rights. Seller understands and acknowledges that, if any of the Patents are assigned to Seller’s affiliates or subsidiaries, Seller may be required prior to the Closing to perform certain actions to establish that Seller is the assignee and to record such assignments. On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Patent Rights in the form set forth in Exhibit B (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).
4.2 Assignment of Additional Rights. Upon the Closing, Seller hereby also sells, assigns, transfers, and conveys to Purchaser all right, title and interest in and to all
(a) inventions, invention disclosures, and discoveries described in any of the Patents or Abandoned Assets that (i) are included in any claim in the Patents or Abandoned Assets, (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents or Abandoned Assets, and/or (iii) could have been included as a claim in any of the Patents or Abandoned Assets;
(b) rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein;
(c) causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in subparagraph 4.2(b), including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and
(d) rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing.
4.3 Assignment of Rights in Certain Assets. Upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all of Seller’s right, title, and interest in and to the Abandoned Assets. On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Certain Rights in the form set forth in Exhibit C (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).
4.4 License Back to Seller under Patents. Upon the Closing, Purchaser will grant a license to the Patents to Seller pursuant to a separate agreement between the parties (“Seller License”).
5. Additional Obligations
5.1 Further Cooperation.
(a) At the reasonable request of Purchaser, Seller will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby.
(b) To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Prosecution History Files and that is retained after Closing under Seller or Seller’s representatives normal document retention policy, Seller will ensure that, if any such portion of the Prosecution History File remains under Seller’s possession or control after Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Seller gave Purchaser prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Prosecution History File. In addition, Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.
(c) Seller will also, at the reasonable request of Purchaser after Closing, assist Purchaser in providing, and obtaining, from the respective inventors, prompt production of pertinent facts and documents, otherwise giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, enforcement or other actions and proceedings with respect to the claims under the Patents. Purchaser shall compensate Seller for any reasonable, documented disbursements and time incurred after Closing in connection with providing assistance under this subparagraph 5.1(c) in connection with any enforcement or other infringement action regarding the Patents, under a standard billable hour rate of Seller; provided that Seller shall have furnished Purchaser an advance, written estimate of the fees and costs for such assistance and Purchaser shall have agreed in writing to pay such fees and costs.
5.2 Payment of Fees. Seller will pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing. For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the fee payment window opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be after the Closing. Seller hereby gives Purchaser power-of-attorney to (a) execute documents in the name of Seller in order to effectuate the recordation of the transfers of any portion of the Patents in an governmental filing office in the world and (b) instruct legal counsel to take steps to pay maintenance fees and annuities that Seller declines to pay and to make filings on behalf of Seller prior to Closing and otherwise preserve the assets through Closing.
5.3 Foreign Assignments. To the extent the Patents include non-United States patents and patent applications, Seller will deliver to Purchaser’s representatives executed documents in a form as may be required in the non-U.S jurisdiction in order to perfect the assignment to Purchaser of the non-U.S. patents and patent applications.
5.4 Pre-existing Royalty Agreement. Purchaser shall not be liable for any obligations under the pre-existing Royalty Agreement between Irvine Sensors Corporation and Floyd Eide with the effective date of February 4, 2003.
6. Representations and Warranties of Seller
Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:
6.1 Authority. Seller is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.
6.2 Title and Contest. Seller owns all right, title, and interest to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. As of Closing, the Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Assigned Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.
6.3 Existing Licenses and Obligations. There is no obligation imposed by a standards-setting organization to license any of the Patents on particular terms or conditions. Except for the Seller License and the non-exclusive licenses listed on Exhibit G, no licenses under the Patents have been granted or retained by Seller, any prior owners, or inventors. After Closing, except for the Seller License, none of Seller, any prior owner, or any inventor will retain any rights or interest in the Assigned Patent Rights. None of the licenses or rights in the Patents listed on Exhibit G is an exclusive grant or right and, except as expressly noted on Exhibit G, each such license is nontransferable and nonsublicensable. Except as set forth on Exhibit G, none of the licenses listed on Exhibit G have been assigned or sublicensed and no further licenses have been granted by any sublicensees.
6.4 Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Assigned Patent Rights or the Abandoned Assets as a result of any prior transaction related to the Assigned Patent Rights or the Abandoned Assets.
6.5 Validity and Enforceability. None of the Patents or the Abandoned Assets (other than Abandoned Assets for which abandonment resulted solely from unpaid fees and/or annuities) have ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid, unpatentable, or unenforceable. If any of the Patents are terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in this transaction. To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in the any Patent to an entity that was not a “small entity.”
6.6 Conduct. None of Seller, any prior owner or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting the Patents to a standard-setting organization.
6.7 Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents or the Abandoned Assets. Seller has not invited any third party to enter into a license under any of the Patents or the Abandoned Assets. Seller has not initiated any enforcement action with respect to any of the Patents or the Abandoned Assets.
6.8 Patent Office Proceedings. None of the Patents or the Abandoned Assets have been or are currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.
6.9 Fees. All maintenance fees, annuities, and the like due or payable on the Patents have been timely paid. For the avoidance of doubt, such timely payment includes payment of any maintenance fees for which the fee is payable (e.g., the fee payment window opens) even if the surcharge date or final deadline for payment of such fee would be in the future.
6.10 Abandoned Assets. According to each applicable patent office, each of the Abandoned Assets has expired, lapsed, or been abandoned or deemed withdrawn.

7. Representations and Warranties of Purchaser
Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:
7.1 Purchaser is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.
7.2 Purchaser has all requisite power and authority to (i) enter into, execute, and deliver this Agreement and (ii) perform fully its obligations hereunder.
8. Miscellaneous
8.1 Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. PURCHASER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 8.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.
8.2 Limitation on Consequential Damages. EXCEPT IN THE EVENT OF SELLER’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE)) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY, FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.
8.3 Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.
8.4 Confidentiality of Terms. The parties hereto will keep the terms and existence of this Agreement and the identities of the parties hereto and their affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement; (e) by Purchaser, to potential purchasers or licensees of the Assigned Patent Rights or the Abandoned Assets; (f) in order to perfect Purchaser’s interest in the Assigned Patent Rights or the Abandoned Assets with any governmental patent office (including, without limitation, recording the Executed Assignments in any governmental patent office); (g) to enforce Purchaser’s right, title, and interest in and to the Assigned Patent Rights or the Abandoned Assets; or (h) as set forth in paragraph 8.13 below; provided that, in (b) and (c) above, (i) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure. Without limiting the foregoing, Seller will cause its agents involved in this transaction to abide by the terms of this paragraph, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.
8.5 Governing Law; Venue/Jurisdiction. This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary. Seller will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in Delaware. Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.
8.6 Notices. All notices given hereunder will be given in writing (in English or with an English translation), will refer to Purchaser and to this Agreement and will be delivered to the address set forth below by (i) personal delivery or (ii) delivery postage prepaid by an internationally-recognized express courier service:

If to Purchaser	If to Seller
Aprolase Development Co., LLC 2711 Centerville Road, Suite 400Wilmington, DE 19808	Irvine Sensors Corporation 3001 Redhill Ave. Bldg. 4, Suite 108 Costa Mesa, CA 92672

Attn: Managing Director	Attn: Eric Boyd
Notices are deemed given on (a) the date of receipt if delivered personally or by express courier or (b) if delivery is refused, the date of refusal. Notice given in any other manner will be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.
8.7 Relationship of Parties. The parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties. Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.
8.8 Equitable Relief. Seller acknowledges and agrees that damages alone would be insufficient to compensate Purchaser for a breach by Seller of this Agreement and that irreparable harm would result from a breach of this Agreement. Seller hereby consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.
8.9 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.
8.10 Waiver. Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.
8.11 Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. This Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any party), and no action may be commenced or prosecuted against a party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement. No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement. No amendments or modifications will be effective unless in a writing signed by authorized representatives of both parties. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled “Patents to be Assigned”); Exhibit B (entitled “Assignment of Patent Rights”); Exhibit C (entitled “Assignment of Rights in Certain Assets”); Exhibit D (entitled “List of Initial Deliverables”); Exhibit E (entitled “Common Interest Agreement”); Exhibit F (entitled “Form of Press Release”); and Exhibit G (entitled “Existing Licenses”).
8.12 Counterparts; Electronic Signature; Delivery Mechanics. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.
8.13 Publicity and SEC Reporting. Seller may make one public announcement contemporaneously with signing and with the Closing, which announcements will be substantially of the form set forth in Exhibit F. Seller shall submit any such proposed announcement to Purchaser at least five (5) business days prior to its making such an announcement for Purchaser’s review and approval, which approval shall not be unreasonably withheld by Purchaser so long as such proposed announcement substantially conforms to Exhibit F. After the Effective Date, Seller shall have the right to file the statement set forth on Exhibit F with Seller’s 8K filing with the Securities Exchange Commission (“SEC”). Seller and Purchaser agree that Seller shall not file this Agreement with the SEC unless the SEC informs Seller in writing that Seller is required by law to file this Agreement with the SEC. If Seller receives such notice from the SEC, then Seller will include only those portions of this Agreement that are required to be filed with the SEC pursuant to applicable laws and regulations.
      In witness whereof, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the Effective Date.

SELLER:		PURCHASER:

IRVINE SENSORS CORPORATION		APROLASE DEVELOPMENT CO., LLC

By:	/s/ John C. Carson	By:	/s/ Melissa Coleman

	Name: John C. Carson		Name: Melissa Coleman
	Title: President and CEO		Title: Authorized Person
Effective Date: December 11, 2008

Exhibit A
[Deleted in its entirety and replaced with language of Amendment dated March 18, 2009 by and between Purchaser and Seller]

Exhibit B
[Deleted in its entirety and replaced with language of Amendment dated March 18, 2009 by and between Purchaser and Seller]

Exhibit C
[Deleted in its entirety and replaced with language of Amendment dated March 18, 2009 by and between Purchaser and Seller]

Exhibit D
LIST OF INITIAL DELIVERABLES
Seller will cause the following to be delivered to Purchaser, or Purchaser’s representative, within the time provided in paragraph 3.1 of the attached Patent Purchase Agreement:
     (a) U.S. Patents. For each item of the Patents that is an issued United States patent, and for each Abandoned Asset that forms the basis for priority for such issued U.S. patent (whether a patent or similar protection has been issued or granted),
(i) the original
(A) ribbon copy issued by the United States Patent and Trademark Office,
(B) Assignment Agreement(s),
(C) conception and reduction to practice materials, and
(ii) a copy of
(A) the Docket, and
(B) each relevant license and security agreement.
     (b) Non-U.S. For each Live Asset for which a non-United States patent or similar protection has been issued or granted,
(i) the original ribbon copy or certificate issued by the applicable government, if available
(ii) copy of each pending foreign application
(iii) the Docket,
(iv) the original Assignment Agreement(s),
(v) a copy of applicant name change, if necessary, and
(vi) a copy of each relevant license and security agreement.
     (c) Patent Applications. For each item of the Patents that is a patent application,
(i) a copy of the patent application, as filed,
(ii) if unpublished, a copy of the filing receipt and the non-publication request, if available,
(iii) the original Assignment Agreement(s),
(iv) the Docket,
(v) all available conception and reduction to practice materials,
(vi) evidence of foreign filing license (or denial thereof),
(vii) a copy of each relevant license and security agreement, and
(viii) the Prosecution History Files.
     (d) Common Interest Agreement. Seller will deliver any Initial Deliverables to be delivered by Seller under paragraph (c) above to Purchaser’s legal counsel, together with two (2) executed originals of the Common Interest Agreement.
     (e) Thorough Search/Declaration. If originals of the Initial Deliverables are not available and delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Initial Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) an appropriate executive officer of Seller to deliver to Purchaser an declaration, executed by such officer under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained.
Capitalized terms used in this Exhibit D are defined in the Patent Purchase Agreement to which this Exhibit D is attached.

Exhibit E
COMMON INTEREST AGREEMENT
     THIS COMMON INTEREST AGREEMENT (“Agreement”) is entered into between the undersigned legal counsel (“Counsel”), for themselves and on behalf of the parties they represent (as indicated below).
1. Background.
1.1 Aprolase Development Co., LLC, a Delaware limited liability company (“Purchaser”) and Irvine Sensors Corporation, a Delaware Corporation (“Seller”) (Purchaser and Seller are sometimes hereafter referred to herein as a “party” or the “parties”), have entered into an agreement under which Purchaser will acquire all substantial rights of Seller in certain patent applications filed or to be filed throughout the world (the “Patent Matters”).
1.2 The parties have a common interest in the Patent Matters and have agreed to treat their communications and those of their Counsel relating to the Patent Matters as protected by the common interest privilege. Furtherance of the Patent Matters requires the exchange of proprietary documents and information, the joint development of legal strategies and the exchange of attorney work product developed by the parties and their respective Counsel.
2. Common Interest.
2.1 The parties have a common, joint and mutual legal interest in cooperating with each other, to the extent permitted by law, to share information protected by the attorney-client privilege and by the work product doctrine with respect to the Patent Matters. Any counsel or consultant retained by a party or their Counsel to assist in the Patent Matters shall be bound by, and entitled to the benefits of, this Agreement.
2.2 In order to further their common interest, the parties and their Counsel shall exchange privileged and work product information, orally and in writing, including, without limitation, factual analyses, mental impressions, legal memoranda, source materials, draft legal documents, prosecution history files and other information (hereinafter “Common Interest Materials”). The sole purpose for the exchange of the Common Interest Materials is to support the parties’ common interest with respect to the prosecution and enforcement of the Patent Matters. Any Common Interest Materials exchanged shall continue to be protected under all applicable privileges and no such exchange shall constitute a waiver of any applicable privilege or protection.
3. Nondisclosure.
3.1 The parties and their Counsel shall use the Common Interest Materials solely in connection with the Patent Matters and shall take appropriate steps to protect the privileged and confidential nature of the Common Interest Materials. Neither client nor their respective Counsel shall produce privileged documents or information unless or until directed to do so by a final order of a court of competent jurisdiction, or upon the prior written consent of the other party. No privilege or objection shall be waived by a party hereunder without the prior written consent of the other party. The obligations under this paragraph will not apply either to Purchaser after closing of the acquisition of the Patent Matters or to Seller with respect to any dispute with Purchaser related to such potential acquisition.
3.2 Except as herein provided, in the event that either party or their Counsel is requested or required in the context of a litigation, governmental, judicial or regulatory investigation or other similar proceedings (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar process) to disclose any Common Interest Materials, the party or their Counsel shall immediately inform the other party and their Counsel and shall assert all applicable privileges, including, without limitation, the common interest doctrine, the joint prosecution privilege.
4. Relationship; Additions; Termination.
4.1 This Agreement does not create any agency or similar relationship among the parties. Through the Closing (as defined in the Patent Purchase Agreement executed by Purchaser and Seller), neither party nor their respective Counsel has the authority to waive any applicable privilege or doctrine on behalf of any other party.
4.2 Nothing in this Agreement affects the separate and independent representation of each party by its respective Counsel or creates an attorney client relationship between the Counsel for a party and the other party to this Agreement.
4.3 This Agreement shall continue until terminated upon the written request of either party. Upon termination, each party and their respective Counsel shall return any Common Interest Materials furnished by the other party. Notwithstanding termination, this Agreement shall continue to protect all Common Interest Materials disclosed prior to termination. Sections 3 and 5 shall survive termination of this Agreement.
5. General Terms.
5.1 This Agreement is governed by the laws of the State of Delaware, without regard to its choice of law principles to the contrary. In the event any provision of this Agreement is held by any court of competent jurisdiction to be illegal, void or unenforceable, the remaining terms shall remain in effect. Failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.
5.2 The parties agree that a breach of this Agreement would result in irreparable injury, that money damages would not be a sufficient remedy and that the disclosing party shall be entitled to equitable relief, including injunctive relief, as a non-exclusive remedy for any such breach.
5.3 Notices given under this Agreement shall be given in writing and delivered by messenger or overnight delivery service to a party and their respective Counsel at their last known address, and shall be deemed to have been given on the day received.
5.4 This Agreement is effective and binding upon each party as of the date it is signed by or on behalf of a party and may be amended only by a writing signed by or on behalf of each party. This Agreement may be executed in counterparts. Any signature reproduced or transmitted via email of a  .pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission shall be considered an original for purposes of this Agreement.
This Agreement is being executed by each of the undersigned Counsel with the fully informed authority and consent of the respective party it represents.

Counsel for Aprolase Development Co., LLC		Counsel for Irvine Sensors Corporation

By:		By:

	Date:		Date:

Exhibit F
FORM OF PRESS RELEASE
At Closing:
[City, State], [Date]/PRNewswire-FirstCall/ — Irvine Sensors Corporation announced today that it has completed the sale of selected patents and patent applications to [Purchaser] for net proceeds of approximately $_______________. The patents and patent applications sold relate to Irvine Sensors Corporation’s _______________. Irvine Sensors Corporation retains a worldwide, non-exclusive license under the patents for the __________________.]

Exhibit G
[Deleted in its entirety and replaced with language of Amendment dated March 18, 2009 by and between Purchaser and Seller]